FIRST QUARTER 2017 INVESTOR CONFERENCE CALL May 11, 2017

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 BUSINESS MIX – GROSS WRITTEN PREMIUM FOR Q1 2017 2

$19.1 $21.7 $6.2 $4.8 $0 $5 $10 $15 $20 $25 $30 Q1 2016 Q1 2017 M I L L I O N S Commercial Lines Personal Lines Q1 2017 RESULTS OVERVIEW Significant Net Earned Premium growth: • Total gross written premium was $26.5 million for Q1 2017  Up 4% over the same period in 2016  Net earned premium was $24.1 million, up 20% for the same period • Factors driving premium growth include:  Strong commercial lines experience in hospitality & small business accounts, particularly in commercial multi-peril and other liability lines  Personal lines focus on low-value dwelling business while reducing wind-exposed homeowners • Continuing Expense ratio improvement  Almost 500 basis point reduction quarter over quarter from 49.8% in Q1 2016 to 44.9% in Q1 2017  Expect continued downward trend as earned premiums ramp up 3 GROSS WRITTEN PREMIUM

COMMERCIAL LINES OVERVIEW • Up 13% for Q1 2017 in gross written premium, compared to Q1 2016 • Seek leading position in specialized niche markets  Example: largest writer of liquor liability business in Michigan • Writing commercial lines in all 50 states 4 GROSS WRITTEN PREMIUM 2017 YTD Top Five States GROSS WRITTEN PREMIUM $ in thousands Florida $ 5,366 24.8% Michigan 4,660 21.5% Pennsylvania 2,226 10.3% Ohio 1,147 5.3% Texas 1,143 5.3% All Other 7,102 32.8% Total $ 21,644 100.0% * Previous years were not recorded using the current breakout $19.1 $0 $5 $10 $15 $20 $25 *Q1 2016 M I L L I O N S $11.7 $10.0 $0 $5 $10 $15 $20 $25 Q1 2017 M I L L I O N S Small Business Hospitality

$3.9 $1.9 $2.3 $2.9 $0 $1 $2 $3 $4 $5 $6 $7 Q1 2016 Q1 2017 M I L L I O N S Wind-Exposed Low-Value Dwelling • Gross written premium was down 23% during Q1 2017, compared to Q1 2016 • Decrease in wind-exposed homeowners, specifically Florida homeowners • Low-value dwelling ramp-up in southern states, such as Texas and northern Louisiana PERSONAL LINES: LOW-VALUE DWELLING & WIND-EXPOSED HOMEOWNERS GROSS WRITTEN PREMIUM $ in thousands 2017 YTD Top Five States Texas $ 1,894 39.2% Hawaii 981 20.3% Florida 952 19.7% Indiana 695 14.4% Illinois 193 4.0% All Other 115 2.4% Total $ 4,830 100.0% 5 GROSS WRITTEN PREMIUM 23% decrease

6 49.8% 48.0% 46.3% 45.3% 44.9% 62.4% 61.7% 61.6% 73.4% 64.2% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Expense Ratio Loss Ratio COMBINED RATIO REFLECTS IMPROVED BUSINESS MIX • Changing the mix of business (reduced wind exposure) yielded positive results • Continued premium growth will help drive ongoing combined ratio improvement as well  82% of total premiums in Q1 were from our core commercial business  For all of 2016, commercial lines accident year combined ratio was 88% 109.7%112.2% 107.9% 118.7% 109.1%

7 LOSS RATIO IMPROVEMENT: SHIFTING BUSINESS MIX TO DRIVE STABILITY • The accident year loss ratio for Q1 2017 was 51.7%, versus 54.6% for Q1 2016 • With planned reduction in FL HO, expect loss ratio to continue improved trend. Shifting away from wind exposed business and focusing on low value dwelling premium (which runs at significantly improved loss ratios). • Each renewal period has provided additional opportunities to re-underwrite, modify pricing and adapt claims strategies. • Even with prior year reserve development, the accident year Loss Ratios have consistently decreased over 4 years – with 2016 AY Loss Ratio: 54% NET EARNED PREMIUMS ACCIDENT YEAR NET LOSS RATIOS  Commercial Lines  Personal Lines  Consolidated 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2013 2014 2015 2016 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2013 2014 2015 2016

8 • Total expense ratio of 44.9% in Q1 2017 • Sequential expense ratio improvement quarter to quarter  Versus 49.8% in Q1 2016  Versus 48.0% in Q2 2016  Versus 46.3% in Q3 2016  Versus 45.3% in Q4 2016 • 920 basis point improvement overall since Q4 2015 • Expect continuing downward trend in 2017 54.1% 49.8% 48.0% 46.3% 45.3% 44.9% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 EXPENSE RATIO TRENDING DOWNWARD Near-term Expense Ratio Target: 37% 920 basis point reduction

9 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total cash & investment securities of $144.0M at March 31, 2017:  Average duration to worst: 3.0 years  Average tax-equivalent yield: ~2.2%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands March 31, 2017 Fair Value % of Total AAA $ 22,785 20.0% AA 50,314 44.1% A 26,509 23.2% BBB 13,357 11.7% BB 1,121 1.0% TOTAL FIXED INCOME INVESTMENTS $ 114,086 100% PORTFOLIO ALLOCATION U.S. Government Obligations 6.0% State & Local Governments 11.0% Corporate Debt 32.0% Commercial Mortgage & Asset-Backed Securities 47.0% Equity Securities 4.0%

10 Q1 2017 INCOME STATEMENT • Increased production in hospitality, small business, security services and select homeowners lines of business • 2015 investments in experienced underwriting teams are driving organic growth • Adjusted operating loss of $0.24 per diluted share for Q1 2017 • $1.19 per share for valuation allowance against deferred tax assets not reflected in book value • $8.72 per share, or $66.6 million, of shareholders’ equity Three Months Ended March 31, ($ in thousands, except per share data and ratios) 2017 2016 Gross Written Premium $ 26,474 $ 25,393 Net Written Premium 22,324 22,050 Net Earned Premium 24,140 20,109 Net Income (Loss) (1,798) (2,028) EPS, Basic and Diluted (0.24) (0.27) Adjusted Operating Income (Loss) (1,790) (2,020) Adjusted Operating Income (Loss) per share (0.24) (0.27) 10

APPENDIX

13 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands March 31, 2017 December 31, 2016 Cash and invested assets $ 144,022 $ 141,023 Reinsurance recoverables 10,186 7,498 Goodwill and intangible assets 1,002 1,007 Total assets $ 207,966 $ 203,701 Unpaid losses and loss adjustment expenses 62,135 54,651 Unearned premiums 56,336 58,126 Senior debt 17,125 17,750 Total Liabilities $ 141,393 $ 135,907 Total Shareholders' Equity $ 66,573 $ 67,794

14 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 14 OPERATING RESULTS Three Months Ended March 31, $ in thousands, except per share data 2017 2016 Gross Written Premiums 26,474 25,393 Ceded Written Premiums 4,150 3,343 Net Written Premiums 22,324 22,050 Net Earned Premiums 24,140 20,109 Net investment income 577 537 Net realized investment gains (8) (8) Other gains 0 0 Other income 354 245 Total revenue 25,063 20,883 Losses and loss adjustment expenses, net 15,733 12,699 Policy acquisition costs 6,472 6,003 Operating expenses 4,530 4,139 Interest expense 224 157 Total expenses 26,959 22,998 Income (loss) before equity earnings and income taxes (1,896) (2,115) Equity earnings (losses) of affiliates, net of tax 104 87 Income tax (benefit) expense 6 0 Net income (loss) (1,798) (2,028) Earnings (loss) per common share, basic and diluted (0.24) (0.27) Weighted average common shares outstanding, basic and diluted 7,633,069 7,638,780

REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL

- Retain first $500,000 of each specific loss/risk
  - Reinsurance coverage in excess of $500,000 up to policy limits
- Catastrophe (CAT) reinsurance program provides $165M of protection
  - All providers are rated minimum A-
  - Corresponds to the estimated 1-in-200 year probable maximum loss (PML)
  - Net retention of $5M for first event
  - Following reinstatement, net retention of $1M for each of the next two subsequent events
- Equipment Breakdown Reinsurance Treaty
  - 100% Quota Share through Hartford Steam Boiler (A+)
  - $25M in coverage

CIC / WPIC
Specific Loss Reinsurance Treaties
Effective 01/01/2017 to 01/01/2018



$20,000,000
$10,000,000
$2,000,000
$1,000,000
$500,000
Workers' Comp. / Casualty Clash
Multi-Line Excess of Loss
Retention

CIC / WPIC / ACIC
Property-CAT Reinsurance Treaties
All layers 06/01/2016 to 06/01/2017



$165,000,000
$5,000,000
Property-CAT:
$165M XS $5M
Retention

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16 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 07/01/16 to 01/01/18 $2,000,000 $500,000 $1,000,000 Retention Multi-Line Excess of Loss Property Per Risk Multi-Line Excess of Loss $4,000,000 Homeowners Property Per Risk Reinsurance Treaty Effective 11/01/14 to 01/01/18 $300,000 Retention Property $3,000,000

Organization Structure: Corporate Overview

Conifer Holdings, Inc.
Insurance Holding Company
MI Domicile
Incorporated: 10/27/2009

Conifer Insurance Company
Property & Casualty Insurance Company
100% owned by CHI
MI Domicile
Acquired: 12/21/2009

White Pine Insurance Company
Property & Casualty Insurance Company
100% owned by CHI
MI Domicile
Acquired: 12/28/2010

Sycamore Insurance Agency
DBA Blue Spruce Underwriters
Insurance Agency
100% owned by CHI
MI Domicile
Created: 5/9/2012
DBA: 10/8/2015

Red Cedar Insurance Company
Pure Captive Insurance Company
100% owned by CHI
DC Domicile
Formed: 10/12/2011

American Colonial Insurance Services
f/k/a EGI - FL
Managing General Agency
100% owned by CHI
FL Domicile
Acquired: 11/30/2013

Channel Oak General Agency, Inc.
50% owned by SIAI
50% owned by AIH
MI Domicile
Created: 1/19/2016
DBA: 3/1/2016

Venture Agency Holdings, Inc.
50% owned by SIAI
50% owned by JB
MI Domicile
Created: 12/29/2013

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